WEISS TREASURY FUND
                 Weiss Treasury Only Money Market Fund
                   Weiss Intermediate Treasury Fund
                       Weiss Treasury Bond Fund


                  SUPPLEMENT DATED DECEMBER 12, 1997
                  TO PROSPECTUS DATED APRIL 30, 1997

(A) The following is inserted under "WEISS INTERMEDIATE TREASURY FUND, WEISS TREASURY BOND FUND" on page 4:

           Effective December 10, 1997, shares of Weiss
      Intermediate Treasury Fund will no longer be offered for sale to the public.

(B) Effective January 1, 1998, certain information pertaining to Weiss Treasury Only Money Market Fund contained under
      "EXPENSE INFORMATION" on page 2 is modified as follows:

      ANNUAL FUND OPERATING EXPENSES
      Estimated for the Fund's fiscal year ending December 31, 1998 as a percentage of average net assets. (After Fee Waivers and Expense Reimbursements)
      ____________________________________________________________
                                                          TOTAL
                                  DISTRI-                 FUND
                                  BUTION                  OPERA-
                      MANAGE-     (RULE       OTHER       TING
                      MENT        12b-1)      EXPEN-      EXPEN-
                      FEE (2)     FEE         SES (2)     SES (2)
      ____________________________________________________________
      Weiss Treasury
      Only Money
      Market Fund     .00%        None        .65%        .65%
      ============================================================

      EXAMPLE:
      ____________________________________________________________
      Based on the level of total Fund operating expenses listed above, you would pay indirectly the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:
      ____________________________________________________________
                                                1 YEAR     3 YEARS
      Weiss Treasury Only Money Market Fund     $    7     $   21
      ============================================================
      THIS EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN.
      ____________________
      2 The tables and examples above are based on estimated fees and expenses that the Fund expects to incur in its fiscal year ending December 31, 1998, net of fee waivers and/or expense reimbursements from the Manager and other service providers, which fees and expenses were derived from annualized actual fees and expenses (unaudited) for the period from January 1 through November 30, 1997. Without waivers and/or reimbursements, the estimated "Management Fee", "Other Expenses" and "Total Fund Operating Expenses" for Weiss Treasury Only Money Market Fund would be .50%, 1.23% and 1.73%, respectively. The Manager currently limits total Fund operating expenses for Weiss Treasury Only Money Market Fund to an annual rate of .65% of the Fund's average net assets. See "Fund Organization-Investment Manager" for a more detailed discussion of the Fund's fees and expenses.

(C) The following paragraph is inserted after the second paragraph under "INVESTMENT MANAGER" on page 7:

           Effective as of the fiscal year beginning January 1, 1998, the Manager will voluntarily limit total operating expenses (excluding interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to an annual rate of .65% of Weiss Treasury Only Money Market Fund's average net assets, which may lower the Fund's expenses and increase its yield. This voluntary expense limitation may be terminated or revised at any time, at which point the Fund's expenses may increase and its yield may be reduced.